EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International, Inc.	Case No.: 15-12415
Reporting Period: April 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y		Y
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		Y
Cash disbursements journals		Y
Statement of Operations	MOR-2	Y		Y
Balance Sheet	MOR-3	Y		Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	May 17, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	May 17, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	May 17, 2016
Signature of Authorized Individual*	Date

Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: April 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL		Utility Dep	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$261,454	$5,339	$-	$9,499	$276,292	$224,159	$36,452	$188,571

RECEIPTS
CASH SALES					$-	$-		$-
ACCOUNTS RECEIVABLE	$707,669				$707,669	$1,875,850	$5,130,564	$6,345,202
LOANS AND ADVANCES	$400,000				$400,000	$-	$1,850,000	$1,825,000
SALE OF ASSETS					$-	$-	$47,500	$-
OTHER (ATTACH LIST)					$-	$-	$(5,727)	$-
TRANSFERS (FROM DIP ACCTS)		$323,000			$323,000	$-	$801,999	$-
MISCELLANEOUS					$-	$-	$8	$-
TOTAL RECEIPTS	$1,107,669	$323,000	$-	$-	$1,430,669	$1,875,850	$7,824,343	$8,170,202

DISBURSEMENTS
NET PAYROLL		$235,539			$235,539	$334,274	$1,248,107	$1,758,577
PAYROLL TAXES		$92,446			$92,446	$-	$483,268	$-
EMPLOYEE BENEFITS	$43,609	$176			$43,785	$40,051	$198,090	$210,298
SALES, USE, & OTHER TAXES					$-	$-	$-	$-
INVENTORY PURCHASES	$138,150				$138,150	$715,400	$2,225,780	$3,102,627
SECURED/ RENTAL/ LEASES	$-				$-	$-	$250,996	$250,996
INSURANCE	$8,936				$8,936	$8,936	$184,283	$184,283
ADMINISTRATIVE	$12,494			$50	$12,544	$16,000	$59,686	$64,794
SELLING					$-	$-	$-	$-
OTHER (ATTACH LIST)	$169,676				$169,676	$296,814	$1,059,248	$1,453,736
					$-		$-	$-
OWNER DRAW *					$-		$-	$-
TRANSFERS (TO DIP ACCTS)	$323,000				$323,000		$801,999	$-
					$-		$-	$-
PROFESSIONAL FEES					$-	$-	$659,303	$624,778
U.S. TRUSTEE QUARTERLY FEES	$-				$-	$-	$7,150	$20,150
COURT COSTS					$-		$-	$-
TOTAL DISBURSEMENTS	$695,865	$328,161	$-	$50	$1,024,076	$1,411,475	$7,177,910	$7,670,239

NET CASH FLOW	$411,804	$(5,161)	$-	$(50)	$406,593	$464,375	$646,433	$499,963
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$673,258	$178	$-	$9,449	$682,885	$688,534	$682,885	$688,534

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS		$1,024,076
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(323,000)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$701,076

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: April 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

ATTACHED LISTS TO MOR-1

CASH BEGINNING OF MONTH - 11/30/15 vs 12/2/15
	OPER	PAYROLL	Combined
Balance at 11/30/15 per Bank Reconciliation	133,852	569
12/1/2015 transactions (prepetition)	(97,969)
Cash December 2, 2015, per this Schedule	35,883	569	36,452

Other Receipts List:	Month	Cumu
AR Terms Discounts	$-	$(5,727)

Other Disbursements List:

	Actual		Projection
Description	Month	Cumu	Month	Cumu
Utility Deposits	$-	$26,453	$-	$35,951
Freight	31,120	293,951	34,667	286,118
Operating Expenses - Texas Facility	71,843	332,904	62,000	354,162
Operating Expenses - Ohio Facility	14,553	90,419	52,000	171,667
Emergency Repairs - Texas facility	-	49,470	-	45,508
Restart Extruder #1 - Texas Facility	-	5,199	-	61,199
Legal - commercial/corporate counsel	-	498	-	-
Claims Agent	45,860	76,950	34,719	104,561
Audit & Tax Professional	-	-	-	-
OSHA Fine - OH	6,300	6,300	-	-
Interest - DiP Loan	-	-	50,262	50,262
S/U tax remittence	-	195	-	-
Rutgers Royalty Payment	-	75,922	-	75,922
Real & Personal Property Taxe	-	100,987	-	100,988
Budget Variance @ 10%	-	-	63,166	167,398
TOTAL	$169,676	$1,059,248	$296,814	$1,453,736

PAYROLLS
Description	Actual			Cash Accts		Projected
	4/8/16	4/22/16	Total	Operating	Payroll	Month	Cumu

Payroll	$99,578	$119,011	$218,590		218,590
Fee	1,358	1,305	2,663		2,663
401(k)	2,877	2,828	5,705		5,705
Garnishments	4,271	4,311	8,582		8,582
Taxes	40,363	52,083	92,446		92,446
AFLAC			438	438
Health			29,379	29,379
Dental			1,807	1,807
Life			266	266
Other fees			176		176
TX workers comp			5,051	5,051
OH workers comp			6,669	6,669
TOTAL	$148,448	$179,538	$371,770	$43,609	$328,161
					-
Net Payroll	$108,084	$127,454	$235,539	$-	$235,539	$334,274	$1,758,577
Payroll Taxes	40,363	52,083	92,446		92,446	-	-
Employee Benefits	-	-	43,785	43,609	176	40,051	210,298
TOTAL	$148,447	$179,538	$371,770	$43,609	$328,161	$374,325	$1,968,875

In re Axion International, Inc.		Case No. 15-12415 (15-12416 & 15-12417)
Debtor		Reporting Period: April 2016

Month:	April 29, 2016	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$262,380.20	Ending Balance per Bank Statement	$776,925.25

Plus:		1,141,488.73	Plus: Outstanding Deposits
Deposits	1,141,488.73

Less:		(732,514.32)	Less: Outstanding Disbursements	(105,570.64)
Disbursements	409,067.82
Bank Charges	446.50	0430PNCOA
Transfer to Other Acct - AXI PNC PR	150,000.00	0430PNCOA
Transfer to Other Acct - AXI PNC PR	173,000.00	0430PNCOA

Balance per GL - End of Period		$671,354.61	Reconciled Balance per the Bank	$671,354.61
			Difference	-

Outstanding Disbursements:
Date	AP CK#		AP Amount
4/19/16	11680	DOL-OSHA	6,300.00
4/21/16	11682	CONFIDENTIAL MOBILE SHREDDING	20.00
4/28/16	EWDEBIT 042816-1	CRAWFORD ELECTRIC SUPPLY	1,428.90
4/28/16	EWDEBIT 042816-5	ZORO TOOLS, INC.	228.22
4/29/16	11694	AMERIGAS	555.45
4/29/16	11695	AMERICAN ELECTRIC POWER	5,945.97
4/29/16	11696	ANTHEM BCBS OH GROUP	29,379.17
4/29/16	11697	ANTHEM DENTAL	1,806.82
4/29/16	11698	ANTHEM LIFE	265.50
4/29/16	11699	CINTAS CORPORATION	694.31
4/29/16	11700	COASTAL COMPOUNDED RESINS	3,947.20
4/29/16	11701	COMDOC	206.36
4/29/16	11703	FORD CREDIT	506.48
4/29/16	11704	LIFT LEASE & FINANCE CORP	6,608.74
4/29/16	11705	PARSONS OFFICE SYSTEMS INC	54.00
4/29/16	11706	PRO HEAT INC.	6,450.04
4/29/16	11707	RING CENTRAL	1,124.61
4/29/16	11708	UPS	18.25
4/29/16	11709	WORTH HYDROCHEM OF CENT TEXAS	725.00
4/29/16	ACH 043016 PNC	AFLAC	218.76
4/29/16	11711	DIRECT ENERGY BUSINESS	28,642.14
4/29/16	11712	FEHRMAN TOOL & DIE CO.	3,125.00
4/29/16	DEBIT 042916	SAGE SOFTWARE INC	170.90
4/29/16	11710	OHIO BUREAU OF WORKERS’ COMPEN	6,669.00
4/29/16	EWDEBIT 042916	CENTRAL TEXAS SECURITY & FIRE	108.25
4/29/16	EWDEBIT 042916-1	METALS 2 GO	23.00
4/29/16	EWDEBIT 042916-2	RED EXPRESS PALLET	348.57

			105,570.64

In re Axion International, Inc.		Case No. 15-12415 (15-12416 & 15-12417)
Debtor		Reporting Period: April 2016

Month:	April 30, 2016	GL Account #	CZ1070

General Ledger Reconciliation			GL Entry #	Per the Bank

Balance per GL- Begin of Period		$7,060.78		Ending Balance per Bank Statement	$2,297.44

Plus:		323,000.00		Plus: Outstanding Deposits	-
Deposits	323,000.00

Other Deposit:

Less:		(328,364.13)		Less: Outstanding Disbursements
Disbursements	328,139.13			Disbursements (Column 1)	(600.79)
Recurring Paychex Fee for “Obamacare” Reporting	176.00		0430PNCPA
Bank Service Fee	49.00		0430PNCPA

Balance per GL - End of Period		$1,696.65		Reconciled Balance per the Bank	$1,696.65
				Difference	(0.00)

				FSA balance in account	600.79

				Total Outstanding Checks:	600.79

In re Axion International, Inc.		Case No. 15-12415 (15-12416 & 15-12417)
Debtor		Reporting Period: April 2016

Month:	March, 2016	GL Account #	CZ1080

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$9,498.56	Ending Balance per Bank Statement	$9,448.56

Plus:		-	Plus: Outstanding Deposits
Deposits	-

Less:		(50.00)	Less: Outstanding Disbursements	-
Bank fee	50.00	0430PNCUDA

Balance per GL - End of Period		$9,448.56	Reconciled Balance per the Bank	$9,448.56
			Difference	-

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: April 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Gordian Partners	(a)	$200,000	AXI	WT	Feb ’16	$50,000		$50,000
Gordian Partners	(a)		AXI	WT	3/4/16	$50,000	$-	$100,000	$-
Gordian Partners			AXI	WT	3/11/16	$50,000	$-	$150,000	$-

Greenberg & Traurig	(b)	$37,500	AXI	WT	3/4/16	$4,167		$4,167
Greenberg & Traurig	(b)		AXI	WT	3/11/16	$4,167		$8,334
Greenberg & Traurig	(b)		AXI	WT	3/18/16	$4,167		$12,501
Greenberg & Traurig	(b)		AXI	WT	3/25/16	$8,333		$20,834
Greenberg & Traurig	(b)		AXI	WT	3/31/16	$8,333		$29,167

Bayard	(b)	$312,500	AXI	WT	Dec ’15	$100,000		$100,000
Bayard	(b)		AXI	WT	3/4/16	$23,611		$123,611
Bayard	(b)		AXI	WT	3/11/16	$23,611		$147,222
Bayard	(b)		AXI	WT	3/18/16	$23,611		$170,833
Bayard	(b)		AXI	WT	3/25/16	$47,222		$218,055

Statutory Comm	(b)	$350,000	AXI	WT	Dec ’15	$20,000		$20,000
Statutory Comm	(b)		AXI	WT	Jan ’16	$5,000		$25,000
Statutory Comm	(b)		AXI	WT	3/4/16	$36,111		$61,111
Statutory Comm	(b)		AXI	WT	3/11/16	$36,111		$97,222
Statutory Comm	(b)		AXI	WT	3/18/16	$36,111		$133,333
Statutory Comm	(b)		AXI	WT	3/25/16	$72,222		$205,555
Statutory Comm	(b)		AXI	WT	3/31/16	$22,000		$227,555

						$624,777

Professional fees listed on MOR-1 is based on estimated fees and was transferred to Bayard’s trust account in anticipation of payment of these fees.  MOR-1b will be updated with actual payments when they are disbursed from the trust account.

(a) - Approved investment banking fee of $200,000 agreed to be paid over the period comprising the weeks ended 2/26, 3/4, 3/11 and 5/6 at $50,000 each.

(b) - amounts were paid into escrow account at Bayard.

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

AXION INTERNATIONAL INC

CASH RECEIPTS & DISBURSEMENTS JOURNALS

For the Period From Apr 1, 2016 to Apr 30, 2016

Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	DiP	CDJ	TRF	PR
Operating Account PNC (AXI)	4/1/16			Beginning Balance			262,380.20
Operating Account PNC (AXI)	4/1/16	DEBIT 032216	CDJ	H AND H LAWNCARE EQUIPMENT		75.80				(75.80)
Operating Account PNC (AXI)	4/1/16	ACH 040116 PNC	CDJ	AFLAC		218.76				(218.76)
Operating Account PNC (AXI)	4/1/16	EWDEBIT 040116	CDJ	UPS		4.30				(4.30)
Operating Account PNC (AXI)	4/1/16	EWDEBIT 040116-1	CDJ	UNIVERSAL FOREST PRODUCT		729.00				(729.00)
Operating Account PNC (AXI)	4/1/16	11713	CDJ	US Trustee		10,400.00				(10,400.00)
Operating Account PNC (AXI)	4/1/16	11713V	CDJ	US Trustee	10,400.00					10,400.00
Operating Account PNC (AXI)	4/4/16	WT 040416 PNC	CDJ	GILBERT + TOBIN		5,000.00				(5,000.00)
Operating Account PNC (AXI)	4/4/16	EWDEBIT 040416	CDJ	HARBOR FREIGHT TOOLS		324.70				(324.70)
Operating Account PNC (AXI)	4/4/16	EWDEBIT 040416-1	CDJ	NO CARRY SIGNS.COM		71.29				(71.29)
Operating Account PNC (AXI)	4/4/16	EWDEBIT 040416-2	CDJ	UPS		8.60				(8.60)
Operating Account PNC (AXI)	4/4/16	DEBIT 040416	CDJ	Zoro Tools, Inc.		874.80				(874.80)
Operating Account PNC (AXI)	4/4/16	EWDEBIT 040416-3	CDJ	Zoro Tools, Inc.		873.52				(873.52)
Operating Account PNC (AXI)	4/5/16	WT 040516 PNC	CRJ	ALCOA FASTENING SYSTEMS	91,980.10			91,980.10
Operating Account PNC (AXI)	4/5/16	EWDEBIT 040516	CDJ	FERGUSON		201.12				(201.12)
Operating Account PNC (AXI)	4/5/16	DEBIT 040516	CDJ	LOWE’S HOME CENTERS, LLC		2.35				(2.35)
Operating Account PNC (AXI)	4/5/16	DEBIT 040516-1	CDJ	WALMART		79.29				(79.29)
Operating Account PNC (AXI)	4/5/16	EWDEBIT 040516-1	CDJ	WALMART - WACO		170.40				(170.40)
Operating Account PNC (AXI)	4/6/16	DEBIT 040616	CDJ	LOVE’S TRAVEL PLAZA		7.00				(7.00)
Operating Account PNC (AXI)	4/6/16	EWDEBIT 040616	CDJ	MARTIN TOOL & SUPPLY		221.81				(221.81)
Operating Account PNC (AXI)	4/6/16	EWDEBIT 040616-1	CDJ	RICHARDS SUPPLY COMPANY		259.76				(259.76)
Operating Account PNC (AXI)	4/6/16	EWDEBIT 040616-2	CDJ	RICHARDS SUPPLY COMPANY		200.28				(200.28)
Operating Account PNC (AXI)	4/6/16	EWDEBIT 040616-3	CDJ	TRACTOR SUPPLY CO		27.99				(27.99)
Operating Account PNC (AXI)	4/6/16	EWDEBIT 040616-4	CDJ	WALMART - WACO		127.53				(127.53)
Operating Account PNC (AXI)	4/6/16	DIP LOAN DEPOSIT	GENJ	To record deposit from Plastic Ties Financing LLC	400,000.00				400,000.00
Operating Account PNC (AXI)	4/7/16	EWDEBIT 040716	CDJ	RICHARDS SUPPLY COMPANY		478.24				(478.24)
Operating Account PNC (AXI)	4/8/16	WT 040816 - 1	CDJ	EMERALD PACIFIC RESOURCES		45,227.00				(45,227.00)
Operating Account PNC (AXI)	4/8/16	WT 040816 - 2	CDJ	GP HARMON RECYCLING LLC		18,723.60				(18,723.60)
Operating Account PNC (AXI)	4/8/16	WT 040816 - 3	CDJ	AMINO TRANSPORT		6,150.00				(6,150.00)
Operating Account PNC (AXI)	4/8/16	11657	CDJ	ADVANCED POLYMERS SUPPLY INC.		7,674.65				(7,674.65)
Operating Account PNC (AXI)	4/8/16	11658	CDJ	AMERIGAS		376.23				(376.23)
Operating Account PNC (AXI)	4/8/16	11659	CDJ	ATMOS ENERGY		121.95				(121.95)
Operating Account PNC (AXI)	4/8/16	11660	CDJ	CINTAS CORPORATION		548.14				(548.14)
Operating Account PNC (AXI)	4/8/16	11661	CDJ	CINTAS CORPORATION #637		857.53				(857.53)
Operating Account PNC (AXI)	4/8/16	11662	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00				(60.00)
Operating Account PNC (AXI)	4/8/16	11663	CDJ	DUPUY OXYGEN & SUPPLY		23.90				(23.90)
Operating Account PNC (AXI)	4/8/16	11664	CDJ	THE HARTFORD		8,936.43				(8,936.43)
Operating Account PNC (AXI)	4/8/16	11665	CDJ	MICROSOFT		1,454.32				(1,454.32)
Operating Account PNC (AXI)	4/8/16	11666	CDJ	PITNEY BOWES POSTAGE BY PHONE		36.58				(36.58)
Operating Account PNC (AXI)	4/8/16	11667	CDJ	TERMINIX		48.26				(48.26)
Operating Account PNC (AXI)	4/8/16	11668	CDJ	PRO HEAT INC.		442.20				(442.20)
Operating Account PNC (AXI)	4/8/16	11669	CDJ	ZORO.COM		125.27				(125.27)
Operating Account PNC (AXI)	4/8/16	EWDEBIT 040816	CDJ	HOME DEPOT		535.90				(535.90)
Operating Account PNC (AXI)	4/8/16	DEBIT 040816	CDJ	LOWE’S HOME CENTERS, LLC		200.71				(200.71)
Operating Account PNC (AXI)	4/8/16	EWDEBIT 040816-1	CDJ	METALS 2 GO		902.00				(902.00)
Operating Account PNC (AXI)	4/9/16	EWDEBIT 040916	CDJ	IRENE’S FLOWERS & GIFTS		70.36				(70.36)
Operating Account PNC (AXI)	4/10/16	EWDEBIT 041016	CDJ	HOME DEPOT		139.46				(139.46)
Operating Account PNC (AXI)	4/11/16	8528	CRJ	BLACK RHINO	84.00			84.00
Operating Account PNC (AXI)	4/11/16	460431	CRJ	NEW JERSEY TRANSIT	32,400.00			32,400.00
Operating Account PNC (AXI)	4/11/16	459073	CRJ	NEW JERSEY TRANSIT	153,000.00			153,000.00
Operating Account PNC (AXI)	4/11/16	626980	CRJ		59.50			59.50
Operating Account PNC (AXI)	4/11/16	DEBIT 041116	CDJ	LOWE’S HOME CENTERS, LLC		9.33				(9.33)
Operating Account PNC (AXI)	4/11/16	EWDEBIT 041116	CDJ	MARTIN TOOL & SUPPLY		213.34				(213.34)
Operating Account PNC (AXI)	4/11/16	EWDEBIT 041116-1	CDJ	MURPHY USA		20.00				(20.00)
Operating Account PNC (AXI)	4/11/16	DEBIT 041116-1	CDJ	WALMART		54.42				(54.42)
Operating Account PNC (AXI)	4/11/16	EWDEBIT 041116-2	CDJ	WALMART - WACO		34.60				(34.60)
Operating Account PNC (AXI)	4/11/16	EWDEBIT 041116-3	CDJ	DUPUY OXYGEN & SUPPLY		141.03				(141.03)
Operating Account PNC (AXI)	4/12/16	459218	CRJ	NEW JERSEY TRANSIT	91,800.00			91,800.00
Operating Account PNC (AXI)	4/12/16	ACH 041216 PNC	CRJ	METRO NORTH RAILROAD	17,850.00			17,850.00
Operating Account PNC (AXI)	4/12/16	EWDEBIT 041216	CDJ	AMAZON.COM		82.83				(82.83)
Operating Account PNC (AXI)	4/12/16	DEBIT 041216	CDJ	AMAZON.COM		633.91				(633.91)

Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	DiP	CDJ	TRF	PR
Operating Account PNC (AXI)	4/12/16	EWDEBIT 041216-1	CDJ	AMAZON.COM		294.51				(294.51)
Operating Account PNC (AXI)	4/12/16	DEBIT 041216-1	CDJ	AMERICAN LIGHT COMPANY		58.99				(58.99)
Operating Account PNC (AXI)	4/12/16	DEBIT 041216-2	CDJ	AMERICAN LIGHT COMPANY	26.41					26.41
Operating Account PNC (AXI)	4/12/16	DEBIT 041216-3	CDJ	AMERICAN LIGHT COMPANY		26.41				(26.41)
Operating Account PNC (AXI)	4/12/16	EWDEBIT 041216-4	CDJ	OLDWILLKNOTTSCALES.COM		219.40				(219.40)
Operating Account PNC (AXI)	4/12/16	EWDEBIT 041216-2	CDJ	L & M ELECTRONICS		7.56				(7.56)
Operating Account PNC (AXI)	4/13/16	ACH 04132016	CDJ	TEXAS COMPTROLLER OF PUBLIC AC		1,904.84				(1,904.84)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316	CDJ	OLDWILLKNOTTSCALES.COM		19.24				(19.24)
Operating Account PNC (AXI)	4/13/16	DEBIT 040816-1	CDJ	ZANE FEED AND SUPPLY		53.19				(53.19)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-1	CDJ	CRAWFORD ELECTRIC SUPPLY		32.38				(32.38)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-2	CDJ	CRAWFORD ELECTRIC SUPPLY		16.39				(16.39)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-3	CDJ	HOME DEPOT		606.08				(606.08)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-4	CDJ	Zoro Tools, Inc.		1,191.89				(1,191.89)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-5	CDJ	Zoro Tools, Inc.		20.31				(20.31)
Operating Account PNC (AXI)	4/13/16	DEBIT 041316	CDJ	AMAZON.COM		2,684.48				(2,684.48)
Operating Account PNC (AXI)	4/13/16	EWDEBIT 041316-6	CDJ	CRAWFORD ELECTRIC SUPPLY		160.21				(160.21)
Operating Account PNC (AXI)	4/13/16	ACH 04132016 #2	CDJ	TEXAS COMPTROLLER OF PUBLIC AC		52.00				(52.00)
Operating Account PNC (AXI)	4/13/16	EFT04132016	CDJ	OHIO DEPT OF TAXATION		150.00				(150.00)
Operating Account PNC (AXI)	4/14/16	11670	CDJ	AMERIGAS		378.61				(378.61)
Operating Account PNC (AXI)	4/14/16	11671	CDJ	NETWORK BILLING SYSTEM, LLC.		97.88				(97.88)
Operating Account PNC (AXI)	4/14/16	11672	CDJ	CITY OF ZANESVILLE		111.60				(111.60)
Operating Account PNC (AXI)	4/14/16	11673	CDJ	COMDOC, INC.		354.96				(354.96)
Operating Account PNC (AXI)	4/14/16	11674	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		120.00				(120.00)
Operating Account PNC (AXI)	4/14/16	11675	CDJ	PRO HEAT INC.		424.90				(424.90)
Operating Account PNC (AXI)	4/14/16	11676	CDJ	SPOONER INC.		175.00				(175.00)
Operating Account PNC (AXI)	4/14/16	11677	CDJ	TIME WARNER CABLE		802.10				(802.10)
Operating Account PNC (AXI)	4/14/16	11678	CDJ	UPS		19.45				(19.45)
Operating Account PNC (AXI)	4/14/16	11679	CDJ	Zoro Tools, Inc.		135.29				(135.29)
Operating Account PNC (AXI)	4/14/16	WT 041416 PNC	CDJ	AMINO TRANSPORT		8,000.00				(8,000.00)
Operating Account PNC (AXI)	4/14/16	WT 041416-1 PNC	CDJ	EPIQ BANKRUPTCY SOLUTIONS		45,859.54				(45,859.54)
Operating Account PNC (AXI)	4/14/16	DEBIT 041416	CDJ	AMAZON.COM	2,684.48					2,684.48
Operating Account PNC (AXI)	4/14/16	EWDEBIT 041416	CDJ	RICHARDS SUPPLY COMPANY		48.96				(48.96)
Operating Account PNC (AXI)	4/15/16	ACH 041516 PNC	CRJ	RAILWORKS	67,288.00			67,288.00
Operating Account PNC (AXI)	4/15/16	DEBIT 041516	CDJ	HOME DEPOT		25.64				(25.64)
Operating Account PNC (AXI)	4/15/16	DEBIT 041516-1	CDJ	WALMART		49.17				(49.17)
Operating Account PNC (AXI)	4/15/16	EWDEBIT 041516	CDJ	MURPHY USA		30.00				(30.00)
Operating Account PNC (AXI)	4/15/16	EWDEBIT 041516-1	CDJ	RICHARDS SUPPLY COMPANY		548.40				(548.40)
Operating Account PNC (AXI)	4/15/16	EWDEBIT 041516-2	CDJ	ZORO TOOLS, INC.		123.56				(123.56)
Operating Account PNC (AXI)	4/18/16	DEBIT 041816	CDJ	LOVE’S TRAVEL PLAZA		7.00				(7.00)
Operating Account PNC (AXI)	4/18/16	EWDEBIT 041816	CDJ	HOLUBEC MACHINE, INC.		757.75				(757.75)
Operating Account PNC (AXI)	4/18/16	EWDEBIT 041816-1	CDJ	ZORO TOOLS, INC.		377.88				(377.88)
Operating Account PNC (AXI)	4/18/16	DEBIT 041816-1	CDJ			1.73				(1.73)
Operating Account PNC (AXI)	4/19/16	11680	CDJ	DOL-OSHA		6,300.00				(6,300.00)
Operating Account PNC (AXI)	4/19/16	EWDEBIT 041916	CDJ	HOME DEPOT		117.88				(117.88)
Operating Account PNC (AXI)	4/19/16	DEBIT 041916	CDJ	UNITED STATES POST OFFICE		6.47				(6.47)
Operating Account PNC (AXI)	4/19/16	ACH 041916 PNC	CRJ	METRO NORTH RAILROAD	17,850.00			17,850.00
Operating Account PNC (AXI)	4/19/16	EWDEBIT 041916-1	CDJ	STAPLES.COM		1,407.14				(1,407.14)
Operating Account PNC (AXI)	4/19/16	EWDEBIT 041916-2	CDJ	HOLUBEC MACHINE, INC.		649.50				(649.50)
Operating Account PNC (AXI)	4/19/16	EWDEBIT 041916-3	CDJ	UNIVERSAL FOREST PRODUCT		688.80				(688.80)
Operating Account PNC (AXI)	4/20/16	DEBIT 042016	CDJ	AMERICAN PRIDE POWER EQUIP		11.80				(11.80)
Operating Account PNC (AXI)	4/20/16	DEBIT 042016-1	CDJ	MILLERWELDS.COM		2,654.44				(2,654.44)
Operating Account PNC (AXI)	4/20/16	WT 042016 PNC	CRJ	H J SKELTON (CANADA) LTD	27,811.76			27,811.76
Operating Account PNC (AXI)	4/20/16	460906	CRJ	NEW JERSEY TRANSIT	98,300.00			98,300.00
Operating Account PNC (AXI)	4/20/16	EWDEBIT 042016	CDJ	DUPUY OXYGEN & SUPPLY		334.80				(334.80)
Operating Account PNC (AXI)	4/20/16	EWDEBIT 042016-1	CDJ	LIFT PARTS WAREHOUSE		57.61				(57.61)
Operating Account PNC (AXI)	4/20/16	EWDEBIT 042015	CDJ	USA FLAG STORE		72.05				(72.05)
Operating Account PNC (AXI)	4/21/16	DEBIT 042116	CDJ	HOME DEPOT		224.14				(224.14)
Operating Account PNC (AXI)	4/21/16	DEBIT 042116-1	CDJ	LOVE’S TRAVEL PLAZA		18.00				(18.00)
Operating Account PNC (AXI)	4/21/16	EWDEBIT 042116	CDJ	D.E. SHIPP BELTING CO.		866.71				(866.71)
Operating Account PNC (AXI)	4/21/16	11681	CDJ	CINTAS CORPORATION		180.62				(180.62)
Operating Account PNC (AXI)	4/21/16	11682	CDJ	CONFIDENTIAL MOBILE SHREDDING		20.00				(20.00)
Operating Account PNC (AXI)	4/21/16	11683	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00				(60.00)
Operating Account PNC (AXI)	4/21/16	11684	CDJ	THE ENERGY COOPERATIVE		1,934.25				(1,934.25)
Operating Account PNC (AXI)	4/21/16	11685	CDJ	THE HARTFORD		5,050.90				(5,050.90)
Operating Account PNC (AXI)	4/21/16	11686	CDJ	PRO HEAT INC.		2,092.85				(2,092.85)
Operating Account PNC (AXI)	4/21/16	11687	CDJ	SUNBELT RENTALS		1,274.67				(1,274.67)
Operating Account PNC (AXI)	4/21/16	11688	CDJ	TIME WARNER CABLE		456.78				(456.78)
Operating Account PNC (AXI)	4/21/16	11689	CDJ	UPS		252.87				(252.87)

Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	DiP	CDJ	TRF	PR
Operating Account PNC (AXI)	4/21/16	11690	CDJ	VERIZON WIRELESS		425.51				(425.51)
Operating Account PNC (AXI)	4/21/16	11691	CDJ	VINTAGE FILINGS		618.00				(618.00)
Operating Account PNC (AXI)	4/21/16	EWDEBIT 042116-1	CDJ	UNITED REFRIGERATION INC		19.95				(19.95)
Operating Account PNC (AXI)	4/21/16	EWDEBIT 042116-2	CDJ	HOLUBEC MACHINE, INC.		757.75				(757.75)
Operating Account PNC (AXI)	4/22/16	8553	CRJ	BLACK RHINO	84.00			84.00
Operating Account PNC (AXI)	4/22/16	11692	CDJ	AMINO TRANSPORT		8,970.00				(8,970.00)
Operating Account PNC (AXI)	4/22/16	11693	CDJ	SCHNEIDER NATIONAL, INC.		505.00				(505.00)
Operating Account PNC (AXI)	4/22/16	WT 042116 PNC	CRJ	ALCOA FASTENING SYSTEMS	90,161.90			90,161.90
Operating Account PNC (AXI)	4/22/16	EWDEBIT 042216	CDJ	HOME DEPOT		231.93				(231.93)
Operating Account PNC (AXI)	4/25/16	DEBIT 042516	CDJ	LOWE’S HOME CENTERS, LLC		69.58				(69.58)
Operating Account PNC (AXI)	4/25/16	EWDEBIT 42516	CDJ	EHARBOR FREIGHT TOOLS		232.00				(232.00)
Operating Account PNC (AXI)	4/25/16	EWDEBIT 042516	CDJ	HOME DEPOT		96.12				(96.12)
Operating Account PNC (AXI)	4/25/16	EWDEBIT 042516-1	CDJ	SAFETY SIGN.COM		56.18				(56.18)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616	CDJ	ACR SUPPLY (GEMAIRE DISTR)		91.45				(91.45)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-1	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE		42.96				(42.96)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-2	CDJ	HOME DEPOT		421.77				(421.77)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-3	CDJ	NAPA AUTO PARTS		140.32				(140.32)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-4	CDJ	SMOOT-ANDERSON CO., INC.		421.19				(421.19)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-5	CDJ	HEB FOOD-DRUGS		20.00				(20.00)
Operating Account PNC (AXI)	4/26/16	EWDEBIT 042616-6	CDJ	HOME DEPOT		15.30				(15.30)
Operating Account PNC (AXI)	4/26/16	DEBIT 042616	CDJ	AMAZON.COM		339.11				(339.11)
Operating Account PNC (AXI)	4/27/16	EWDEBIT 042716	CDJ	CRAWFORD ELECTRIC SUPPLY		151.64				(151.64)
Operating Account PNC (AXI)	4/27/16	EWDEBIT 042716-1	CDJ	JOHNSON SUPPLY		22.94				(22.94)
Operating Account PNC (AXI)	4/27/16	EWDEBIT 042716-2	CDJ	UNITED REFRIGERATION INC		162.01				(162.01)
Operating Account PNC (AXI)	4/28/16	WT 042816 PNC	CDJ	GP HARMON RECYCLING LLC		61,062.68				(61,062.68)
Operating Account PNC (AXI)	4/28/16	WT 042816-1 PNC	CDJ	AMINO TRANSPORT		8,000.00				(8,000.00)
Operating Account PNC (AXI)	4/28/16	WT 042816-2 PNC	CDJ	SCHNEIDER NATIONAL		1,010.00				(1,010.00)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816	CDJ	AMAZON.COM		142.88				(142.88)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816-1	CDJ	CRAWFORD ELECTRIC SUPPLY		1,428.90				(1,428.90)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816-2	CDJ	CRAWFORD ELECTRIC SUPPLY		123.24				(123.24)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816-3	CDJ	WALMART - WACO		74.72				(74.72)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816-4	CDJ	WALMART - WACO		4.30				(4.30)
Operating Account PNC (AXI)	4/28/16	EWDEBIT 042816-5	CDJ	ZORO TOOLS, INC.		228.22				(228.22)
Operating Account PNC (AXI)	4/29/16	11694	CDJ	AMERIGAS		555.45				(555.45)
Operating Account PNC (AXI)	4/29/16	11695	CDJ	AMERICAN ELECTRIC POWER		5,945.97				(5,945.97)
Operating Account PNC (AXI)	4/29/16	11696	CDJ	ANTHEM BCBS OH GROUP		29,379.17				(29,379.17)
Operating Account PNC (AXI)	4/29/16	11697	CDJ	ANTHEM DENTAL		1,806.82				(1,806.82)
Operating Account PNC (AXI)	4/29/16	11698	CDJ	ANTHEM LIFE		265.50				(265.50)
Operating Account PNC (AXI)	4/29/16	11699	CDJ	CINTAS CORPORATION		694.31				(694.31)
Operating Account PNC (AXI)	4/29/16	11700	CDJ	COASTAL COMPOUNDED RESINS		3,947.20				(3,947.20)
Operating Account PNC (AXI)	4/29/16	11701	CDJ	COMDOC		206.36				(206.36)
Operating Account PNC (AXI)	4/29/16	11702	CDJ	DIRECT ENERGY BUSINESS		20,708.58				(20,708.58)
Operating Account PNC (AXI)	4/29/16	11703	CDJ	FORD CREDIT		506.48				(506.48)
Operating Account PNC (AXI)	4/29/16	11704	CDJ	LIFT LEASE & FINANCE CORP		6,608.74				(6,608.74)
Operating Account PNC (AXI)	4/29/16	11705	CDJ	PARSONS OFFICE SYSTEMS INC		54.00				(54.00)
Operating Account PNC (AXI)	4/29/16	11706	CDJ	PRO HEAT INC.		6,450.04				(6,450.04)
Operating Account PNC (AXI)	4/29/16	11707	CDJ	RING CENTRAL		1,124.61				(1,124.61)
Operating Account PNC (AXI)	4/29/16	11708	CDJ	UPS		18.25				(18.25)
Operating Account PNC (AXI)	4/29/16	11709	CDJ	WORTH HYDROCHEM OF CENT TEXAS		725.00				(725.00)
Operating Account PNC (AXI)	4/29/16	ACH 043016 PNC	CDJ	AFLAC		218.76				(218.76)
Operating Account PNC (AXI)	4/29/16	11702V	CDJ	DIRECT ENERGY BUSINESS	20,708.58					20,708.58
Operating Account PNC (AXI)	4/29/16	11711	CDJ	DIRECT ENERGY BUSINESS		28,642.14				(28,642.14)
Operating Account PNC (AXI)	4/29/16	11712	CDJ	FEHRMAN TOOL & DIE CO.		3,125.00				(3,125.00)
Operating Account PNC (AXI)	4/29/16	9016901	CRJ	THE CITY OF CALGARY	19,000.00			19,000.00
Operating Account PNC (AXI)	4/29/16	DEBIT 042916	CDJ	SAGE SOFTWARE INC		170.90				(170.90)
Operating Account PNC (AXI)	4/29/16	11710	CDJ	OHIO BUREAU OF WORKERS’ COMPEN		6,669.00				(6,669.00)
Operating Account PNC (AXI)	4/29/16	EWDEBIT 042916	CDJ	CENTRAL TEXAS SECURITY & FIRE		108.25				(108.25)
Operating Account PNC (AXI)	4/29/16	EWDEBIT 042916-1	CDJ	METALS 2 GO		23.00				(23.00)
Operating Account PNC (AXI)	4/29/16	EWDEBIT 042916-2	CDJ	RED EXPRESS PALLET		348.57				(348.57)
Operating Account PNC (AXI)	4/30/16	0430PNCOA	GENJ	To record bank fees for April 2016		446.50				(446.50)
Operating Account PNC (AXI)	4/30/16	0430PNCOA	GENJ	To record transfer of funds from the operating account to the payroll account		150,000.00					(150,000.00)
Operating Account PNC (AXI)	4/30/16	0430PNCOA	GENJ	To record transfer of funds from the operating account to the payroll account		173,000.00					(173,000.00)
Operating Account PNC (AXI)				Current Period Change	1,141,488.73	732,514.32	408,974.41
	4/30/16			Ending Balance			671,354.61

Payroll Account PNC (AXI)	4/1/16			Beginning Balance			7,060.78
Payroll Account PNC (AXI)	4/30/16	0430-PAYR	GENJ	Payroll for April 2016		328,139.13						(328,139.13)
Payroll Account PNC (AXI)	4/30/16	0430PNCOA	GENJ	To record transfer of funds from the operating account to the payroll account	150,000.00						150,000.00

Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	DiP	CDJ	TRF	PR
Payroll Account PNC (AXI)	4/30/16	0430PNCOA	GENJ	To record transfer of funds from the operating account to the payroll account	173,000.00						173,000.00
Payroll Account PNC (AXI)	4/30/16	0430PNCPA	GENJ	To record bank fee for April 2016		49.00						(49.00)
Payroll Account PNC (AXI)	4/30/16	0430PNCPA	GENJ	To record recurring Paychex fee for “Obomacare” reporting		176.00						(176.00)
Payroll Account PNC (AXI)				Current Period Change	323,000.00	328,364.13	(5,364.13)
	4/30/16			Ending Balance			1,696.65

Utility Deposit Account	4/1/16			Beginning Balance			9,498.56
Utility Deposit Account	4/30/16	0430PNCUDA	GENJ	To record bank fee for April 2016		50.00				(50.00)
Utility Deposit Account				Current Period Change		50.00	(50.00)
	4/30/16			Ending Balance			9,448.56

								707,669.26	400,000.00	(375,744.85)	-	(328,364.13)

				Beginning balance			$278,940
				DiP advances			400,000
				AR Collections			707,669
				Disbursements - PR			(328,364)
				Disbursements - Other			(375,745)
				Ending balance, per GL			$682,500
				Monthend reconciling items - cash report vs. GL			385
							$682,885

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: April 2016

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$302,840	$3,523,320
Less: Returns and Allowances	$-	$-
Net Revenue	$302,840	$3,523,320
COST OF GOODS SOLD
Beginning Inventory	$1,685,625	$7,746,460
Add: Purchases	$114,476	$2,190,040
Add: Cost of Labor & Production Costs	$469,263	$2,365,957
Add: Other Costs (attach schedule)	$42,836	$287,344
Less: Ending Inventory	$(1,763,395)	$(7,707,362)
Cost of Goods Sold	$548,805	$4,882,439
Gross Profit	$(245,965)	$(1,359,119)
OPERATING EXPENSES
Personnel Costs - Sales & Marketing	$94,241	$257,697
Personnel Costs - General & Administrative	$89,947	$454,365
Travel & Meals	$19,965	$79,970
Advertising, Trade Shows & Customer Relationship	$-	$32,930
Office Expenses	$17,627	$50,075
Board of Directors	$-	$(12,074)
Investor Relations & Shareholders Services	$1,133	$3,215
Insurance	$30,533	$144,454
Legal & Other Professional Fees	$7,783	$25,647
Other (attach schedule)	$-	$-
Total Operating Expenses Before Depreciation	$261,229	$1,036,279
Depreciation/Depletion/Amortization	$10,196	$50,962
Net Profit (Loss) Before Other Income & Expenses	$(517,390)	$(2,446,360)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	$-	$(4,000,000)
Interest Expense	$86,290	$303,243
Other Expense (attach schedule)	$-	$-
Net Profit (Loss) Before Reorganization Items	$(603,680)	$1,250,397
REORGANIZATION ITEMS
Professional Fees	$45,250	$735,637
U. S. Trustee Quarterly Fees	$-	$7,150
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	$-	$-
Gain (Loss) from Sale of Equipment	$-	$-
Other Reorganization Expenses (attach schedule)	$-	$-
Total Reorganization Expenses	$-	$-
Income Taxes	$-	$-
Net Profit (Loss)	$(648,930)	$507,609

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: April 2016

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs
Freight costs to customers	$(2,245)	$18,644
Royalties Under License	$3,262	$51,668
Purchasing & Product Development departments	$41,819	$215,770
Product Development	$-	$1,262

Other Operational Expenses

Other Income
Gain on Extinguishment of Debt	$-	$4,000,000

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: April 2016

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$682,500	$134,421
Restricted Cash and Cash Equivalents (see continuation sheet)	$-	$-
Accounts Receivable (Net)	$719,466	$2,034,172
Notes Receivable	$-	$-
Inventories	$1,763,395	$1,803,405
Prepaid Expenses	$148,633	$114,429
Professional Retainers	$-	$-
Other Current Assets (attach schedule)	$-	$-
TOTAL CURRENT ASSETS	$3,313,994	$4,086,426
PROPERTY AND EQUIPMENT
Real Property and Improvements	$-	$-
Machinery and Equipment	$11,447,170	$11,484,181
Furniture, Fixtures and Office Equipment	$259,596	$259,596
Leasehold Improvements	$58,467	$19,818
Vehicles	$-	$-
Less Accumulated Depreciation	$(3,863,274)	$(3,320,092)
TOTAL PROPERTY & EQUIPMENT	$7,901,959	$8,443,503
OTHER ASSETS
Loans to Insiders*	$-	$-
Other Assets (attach schedule)	$-	$-
TOTAL OTHER ASSETS	$-	$-

TOTAL ASSETS	$11,215,953	$12,529,929

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$69,657	$-
Taxes Payable (refer to FORM MOR-4)	$119,539	$73,275
Wages Payable	$197,884	$202,788
Notes Payable	$-	$-
Rent / Leases - Building/Equipment	$650,751	$554,793
Secured Debt / Adequate Protection Payments	$2,050,000	$200,000
Professional Fees	$-	$-
Amounts Due to Insiders*	$-	$-
Other Postpetition Liabilities (attach schedule)	$932,319	$673,980
TOTAL POSTPETITION LIABILITIES	$4,020,150	$1,704,837
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$9,472,614	$9,386,118
Priority Debt	$-	$-
Unsecured Debt	$2,871,849	$7,083,172
TOTAL PRE-PETITION LIABILITIES	$12,344,464	$16,469,290

TOTAL LIABILITIES	$16,364,614	$18,174,127
OWNER EQUITY
Capital Stock	$54,725,760	$54,737,834
Additional Paid-In Capital	$-	$-
Preferred Stock	$4,079,980	$4,079,980
Owner’s Equity Account	$-	$-
Retained Earnings - Pre-Petition	$(64,462,011)	$(64,462,011)
Retained Earnings - Postpetition	$507,611	$-
Adjustments to Owner Equity (attach schedule)	$-	$-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$-	$-
NET OWNER EQUITY	$(5,148,660)	$(5,644,197)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$11,215,953	$12,529,929

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: April 2016

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Customer deposit	$86,100	$167,300
Sales tax payable	$44,944	$45,141
Ford credit truck loan	$19,304	$21,261
Bureau of Workers Comp - Ohio	$12,431	$16,577
Royalties payable	$135,855	$147,503
Accrued interest	$592,371	$276,198
Utilities	$37,814	$-
Miscellaneous	$3,500	$-
(a) - plugged by negative $38; probably due to mis-posted prior period adjustment

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: April 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer	Through our payroll processor, Paychex, we have remitted and filed
Unemployment	our tax returns when due.
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise	Through our payroll processor, Paychex, we have remitted and filed
Unemployment	our tax returns when due.
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$69,657	$-	$-	$-	$-	$69,657
Wages & Benefits Payable	$197,884	$-	$-	$-	$-	$197,884
Taxes Payable	$164,483	$-	$-	$-	$-	$164,483
Rent/Leases-Building	$650,751	$-	$-	$-	$-	$650,751
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments	$2,050,000	$-	$-	$-	$-	$2,050,000
Professional Fees						$-
Miscellaneous	$3,500					$3,500
Truck loan	$19,304					$19,304
Interest	$592,371					$592,371
Customer deposits	$86,100					$86,100
Ohio Bureau of W/C	$12,431					$12,431
Utilities	$37,814					$37,814
Royalties payable	$135,855					$135,855
Total Postpetition Debts	$4,020,150	$-	$-	$-	$-	$4,020,150

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: April 2016

AXION INTERNATIONAL INC

Aged Payables

As of Apr 30, 2016

Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due
ADVANCED POLYMERS SUPPLY INC.				9,569.30	-	-	-	9,569.30
AMERIGAS				817.50	-	-	-	817.50
AMERICAN ELECTRIC POWER				(1,284.37)	-	-	-	(1,284.37)
ATMOS ENERGY				360.91	-	-	-	360.91
BAKER & MCKENZIE CIS LIMITED				485.32	-	-	-	485.32
BERESKIN & PARR				797.29	-	-	-	797.29
CINTAS CORPORATION				756.11	-	-	-	756.11
CINTAS CORPORATION #637				857.53	-	-	-	857.53
CITY OF WACO WATER				2,934.42	-	-	-	2,934.42
COASTAL COMPOUNDED RESINS				4,811.20	-	-	-	4,811.20
COMPUTERSHARE, INC				523.80	-	-	-	523.80
DUPUY OXYGEN & SUPPLY				25.54	-	-	-	25.54
FORD CREDIT				(506.48)	-	-	-	(506.48)
GP HARMON RECYCLING LLC				29,015.68	-	-	-	29,015.68
THE HARTFORD				764.20	-	-	-	764.20
WILLIAM JORDAN				4,872.68	-	-	-	4,872.68
KERRY D. IRONS, M.D., P.A.				56.00	-	-	-	56.00
MICROSOFT CORPORATION				1,454.32	-	-	-	1,454.32
MUSKINGUM COUNTY UTILITIES				4,399.75	-	-	-	4,399.75
PINNACLE RECYCLING				-	-	1,296.75	-	1,296.75
PITNEY BOWES GLOBAL FINANCIAL SERVICES				106.18	-	-	-	106.18
PRO HEAT INC.				4,679.07	-	-	-	4,679.07
RING CENTRAL				21.34	-	-	-	21.34
SOUTHGATE PROCESS EQUIPMENT, INC.				861.50	-	-	-	861.50
SPOONER INC.				175.00	-	-	-	175.00
SUNBELT RENTALS				1,274.67	-	-	-	1,274.67
UPS				26.99	-	-	-	26.99
ZORO TOOLS, INC.				504.93	-	-	-	504.93

				68,360.38	-	1,296.75	-	69,657.13

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: April 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation (See below for additional detail to reconciliation)	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,168,048
+ Amounts billed during the period	$329,249
- Amounts collected during the period	$(708,624)
Total Accounts Receivable at the end of the reporting period	$788,673 (a)

Accounts Receivable Aging	Amount
0 - 30 days old	$531,869
31 - 60 days old	$85,393
61 - 90 days old	$106,890
91+ days old	$64,521
Total Accounts Receivable	$788,674
Amount considered uncollectible (Bad Debt)	$(69,208)
Accounts Receivable (Net)	$719,466

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		No

(a) Reconciliation of AR
Beginning balance	1,168,048
Sales as reported on MOR 2	302,840
Miscellaneous cash receipt, not Sales	60
Freight recorded as a dr to COS, not sales	26,350
Collections, per MOR-1	(707,669)
Customer wire fee	(10)
Month-end cutoff	(945)
Ending balance	788,673